Fourth Quarter 2007
Earnings Conference
October 24, 2007
Exhibit 99.2

This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are based upon management’s belief and assumptions made by, and
information currently available to, management. Our actual
This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are based upon management’s belief and assumptions made by, and
information currently available to, management. Our actual
results could differ materially from the results
anticipated in these forward-looking statements
as a result of numerous factors including factors
identified from time to time in our filings with the
Securities and Exchange Commission. Any
forward-looking statement speaks only as of the
date on which such statement is made, and,
except as required by law, we undertake no
obligation to update any forward-looking
statement to reflect events or circumstances
after the date on which such statement is made
or to reflect the occurrence of unanticipated
events.  New factors emerge from time to time,
and it is not possible for management to predict
all such factors.
results could differ materially from the results
anticipated in these forward-looking statements
as a result of numerous factors including factors
identified from time to time in our filings with the
Securities and Exchange Commission. Any
forward-looking statement speaks only as of the
date on which such statement is made, and,
except as required by law, we undertake no
obligation to update any forward-looking
statement to reflect events or circumstances
after the date on which such statement is made
or to reflect the occurrence of unanticipated
events.  New factors emerge from time to time,
and it is not possible for management to predict
all such factors.
2
Forward Looking
statements
Copyright© 2007 Commerce Energy, Inc. All Rights Reserved
The Commerce Energy Logo and Clear Choice Clean Energy Logo  is a trademark of Commerce Energy Inc.
The Green-e logo is a registered trademark of Center for Resource Solutions

Opening Remarks
Steven Boss, CEO

4
2007 highlights
•

 Financial Highlights
Ш

Net Income increased to $5.5 million, $0.18 EPS
Ш

Gross Profit nearly doubled to $57.2 million
Ш

APX & ACN, net $1.9 million
•

$6.52 million APX settlement
•

$3.90 million ACN legal settlement
•

$0.72 million ACN legal expenses
•

Continued Strong Customer Growth
Ш

196,000 customers as of July 31, 2007
Ш

43% increase over July 31, 2006
•

Estimated FY 2008 Earnings and Year-End Customers
Ш

Earnings estimate $6.1 to $6.6 million
Ш

Equals $0.20 - $0.22 EPS
Ш

8% - 10% customer growth

quarter & YTD
•

YTD adds above expectations
•

Quarterly churn rate of 9%
       Q4 ‘07                                    YTD ‘07
5
customer adds & drops

6
•

43% increase in customer count over 7/31/06
•

120,000 gross customer adds in FY 2007
 FY 2006
 FY 2007
 quarter-to-quarter comparison
customer growth

7/31/07
7/31/08
Customers:  196,000                                                              215,000
EPS $0.20 - $0.22
$0.12
$0.20 - $0.22
7
2007
year-end customer count estimate
APX/ACN
$0.06*
EPS $0.18
* Includes $721K of ACN expenses related to ACN arbitration
2008
Actual
Estimate
2008 annual earnings estimate

Financial Review
Bob Hipps, Interim CFO

$1.1
$0.7
Net Income ―       $0.4
Q4 ($ in millions)
9
•

APX and ACN Impact — $1.3
•

Net Revenue up 106%; Gross Profit up 73%
•

Operating expenses up 61%
net income

Net Revenue ―     $55.6      106%
$52.3
$107.9
Q4 ($ in millions)
$46.2
$6.1
$80.7
$25.7
10
    Electricity
        MWh
       243K    57%
      Gas
      DTH
2,561K   390%
$1.5
net revenue

        Gas
     $0.4    23%
Gross Profit ―       $6.3        73%
Q4 ($ in millions)
$8.7
$15.0
$7.1
$ 1.2
$12.3
     Electricity
     $5.2     74%
$1.6
11
$1.5
gross profit

Sales & Marketing ―
       $1.4        76%
$3.3
$1.9
Q4 ($ in millions)
$10.3
$6.6
G & A ―
    $3.7     56%
12
operating expenses

$5.5
FY ‘07 ($ in millions)
YTD Net Income (loss) ―     $7.7
$(2.2)
11
13
net income (loss)

Net Revenue ―     $124.5      50%
FY ‘07 ($ in millions)
$247.1
$371.6
$185.4
$  61.7
$239.1
$126.0
14
    Electricity
       MWh
      290K     16%
Gas
 DTH
   9,673K   188%
   Gas      Electricity
             APX
$6.5
net revenue

Gross Profit ―       $28.4        99%
FY ‘07 ($ in millions)
$28.8
$57.2
$ 5.9
$22.9
$40.1
$10.6
15
    Electricity ―
    $17.2     75%
   Gas ―
    $4.7     80%
$ 6.5
gross profit

*

16
YTD
Sales & Marketing ―
       $5.4        103%
FY ‘07 ($ in millions)
$10.6
$5.2
YTD
   G & A ―
    $10.4     38%
$37.3
$26.9
operating expenses

($ in thousands)
cash & liquidity

07/31/07
07/31/06

 Cash and cash equivalents.
$6,559
$22,941

 Account receivables. . . . . . .
$65,231
$30,650

 Working capital . . . . . . . . . .
$38,900
$32,253

 Current ratio*  . . . . . . . . . . .
1.8:1.0
2.0:1.0

 Restricted cash . . . . . . . . . .
$10,457
$17,117

 Short-term borrowings  . . . . .
$—
$—

 Primary cash flow uses:
12 Mos. Ended Jul ’07
12 Mos. Ended Jul ’06

 Property and equipment . . .
$4,532
$4,714

 HESCO purchase . . . . . . . .
$4,453
$—

*  Current assets to current liabilities

15
17

Closing
Comments

•

APX and ACN Settlements
19
•

196,000 Year-end Customers
•

Gross profit doubled to $57.2 million
    from $28.8 million last year
2007 highlights
•

Net income increased to $5.5 million from a
    net loss of $2.2 million in FY 2006